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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 9, 1996

                            Commission File Number
                                   33-99452

                             HINES HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                                    52-1720681
(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)             Number)


                              12621 Jeffrey Road
                           Irvine, California 92720
            (Address of principal executive offices) (Zip Code)

                                (714) 559-4444
             (Registrant's telephone number, including area code)















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Item 4.     Changes in Registrant's Certifying Accountant
            ---------------------------------------------

            (a)   Previous independent accountants
                  --------------------------------

            (i) On October 28, 1996, Hines Holdings, Inc. dismissed Arthur Andersen LLP as its independent accountants.

            (ii) the reports of Arthur Andersen LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

            (iii) The Registrant's Audit Committee and Board of Directors
                  participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the two most recent fiscal years and through October 28, 1996, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

            (v) During the two most recent fiscal years and through October 28, 1996, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 6, 1996, is filed as Exhibit 16 to this Form 8-K.

            (b)   New independent accountants
                  ---------------------------

            (i) The Registrant engaged Price Waterhouse L.L.P. as its new independent accountants as of October 28, 1996. During the two most recent fiscal years and through October 28, 1996, the Registrant has not consulted with Price Waterhouse L.L.P. on items which (1) were or should have been subject to SAS 50 or
                  (2) concerned the subject matter of a disagreement or


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                reportable event with the former auditor, (as described in
                Regulation S-K Item 304(a)(2).


OTHER INFORMATION:



Exhibit 16    Letter from Arthur Andersen LLP dated December 6, 1996.











                                   SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         HINES HOLDINGS, INC.
                                         (REGISTRANT)





Date:  December 9, 1996                  By:  /s/ Claudia M. Pieropan
                                              ----------------------------
                                              Claudia M. Pieropan
                                              Chief Financial Officer
                                              (Duly authorized officer and
                                              principal financial officer)


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